THE ADVISORS' INNER CIRCLE FUND

                        CAMBIAR INTERNATIONAL EQUITY FUND
                           INSTITUTIONAL CLASS SHARES

                         SUPPLEMENT DATED MARCH 27, 2003
                   TO THE PROSPECTUS DATED SEPTEMBER 1, 2002,
                      AS SUPPLEMENTED ON SEPTEMBER 9, 2002


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS

Effective April 30, 2003, a 2.00% redemption fee will be assessed against shares of the Cambiar International Equity Fund which are redeemed (sold) by shareholders within ninety days of their purchase date. The redemption fee will not be assessed against shares purchased prior to April 30, 2003. As a result, the following changes have been made to the Prospectus:

THE SECTION ENTITLED "WHAT ARE THE FUND'S FEES AND EXPENSES--SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)" ON PAGE 9 HAS BEEN DELETED AND REPLACED WITH THE FOLLOWING:

     The fund may charge a redemption fee that would be paid directly from your investment. Shareholders may pay a redemption fee when they redeem shares held for less than ninety days. For more information, see "Redemption Fee" in the Section on "Transaction Policies."

     SHAREHOLDER TRANSACTION FEES
     --------------------------------------------------------------------------
     Redemption Fee (as a percentage of amount redeemed)              2.00%

THE FOLLOWING PARAGRAPHS HAVE BEEN ADDED TO THE END OF THE SECTION ENTITLED "TRANSACTION POLICIES":

     REDEMPTION FEE

     The International Equity Fund will deduct a 2.00% redemption fee from the redemption proceeds of any shareholder redeeming shares of the fund held for less than ninety days. In determining how long shares of the fund have been held, the fund assumes that shares held by the investor the longest period of time will be sold first.

     The fund will retain the fee for the benefit of the remaining shareholders. The fund charges the redemption fee to help minimize the impact the redemption may have on the performance of the fund, to facilitate fund management and to offset certain transaction costs and other expenses the fund incurs because of the redemption. The fund also charges the redemption fee to discourage market timing by those shareholders initiating redemptions to take advantage of short-term market movements. From time to time, the fund may waive or modify the redemption fee for certain categories of investors.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 CMB-SK-001-0100

                                 SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                              Phone: (610) 676-1000
                               Fax: (610) 676-1040

March 27, 2003



Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, NW
Washington, DC  20549


RE:      The Advisors' Inner Circle Fund
         REGISTRATION NOS. 33-42484/811-06400

Dear Ladies and Gentlemen:

         On behalf of The Advisors' Inner Circle Fund and pursuant to Rule 497(e) of the Securities Act of 1933, as amended, attached herewith for filing please find a copy of a supplement to the prospectus for the Cambiar International Equity Fund dated September 1, as supplemented on September 9, 2002.

         Questions and comments concerning the enclosed materials may be directed to the undersigned at (610) 676-1822.

                                            Very truly yours,


                                            /S/ STEPHANIE CAVANAGH
                                            Stephanie Cavanagh